OTHER INCOME (EXPENSE), NET	12 Months Ended
Dec. 31, 2024
Other Income and Expenses [Abstract]
OTHER INCOME (EXPENSE), NET

NOTE 11-OTHER INCOME (EXPENSE), NET

Other income (expense), net consists of the following:

	Years Ended December 31,
	2024	2023	2022
	(in thousands)
Foreign exchange gain (loss)	$537	$1,912	$(732)
Unrealized gains recognized on equity securities	165	—	—
Other	153	112	26
Total	$855	$2,024	$(706)